Exhibit 99.1
Fastly Announces Third Quarter 2023 Financial Results

Company reports record third quarter revenue of $127.8 million

SAN FRANCISCO, November 1, 2023 — Fastly, Inc. (NYSE: FSLY), one of the world’s fastest edge cloud platforms, today announced financial results for its third quarter ended September 30, 2023.
“I am pleased with the team's progress and we’re proud of the operating performance this quarter, posting record revenue and positive adjusted EBITDA,” said Todd Nightingale, CEO of Fastly.
“The team is rapidly executing on our strategic initiatives in packaging, channel development and platform unification,” continued Nightingale. “Our focus on customer acquisition and industry vertical expansion positions us well for 2024, driving our mission to make every user experience fast, safe, and engaging.”

	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
Revenue	$127,816	$108,504	$368,211	$313,404
Gross margin
GAAP gross margin	51.7%	48.6%	51.8%	47.0%
Non-GAAP gross margin	55.9%	53.6%	56.0%	52.2%
Operating loss
GAAP operating loss	$(58,342)	$(65,765)	$(155,444)	$(197,737)
Non-GAAP operating loss	$(12,552)	$(19,841)	$(34,411)	$(64,474)
Net loss per share
GAAP net loss per common share—basic and diluted	$(0.42)	$(0.52)	$(0.86)	$(1.19)
Non-GAAP net loss per common share—basic and diluted	$(0.06)	$(0.14)	$(0.18)	$(0.52)
Third Quarter 2023 Financial Summary
•Total revenue of $127.8 million, representing 18% year-over-year growth and 4% sequential increase.
•GAAP gross margin of 51.7%, compared to 48.6% in the third quarter of 2022. Non-GAAP gross margin of 55.9%, compared to 53.6% in the third quarter of 2022.
•GAAP net loss of $54.3 million, compared to $63.4 million in the third quarter of 2022. Non-GAAP net loss of $8.0 million, compared to $16.8 million in the third quarter of 2022.
•GAAP net loss per basic and diluted shares of $0.42 compared to $0.52 in the third quarter of 2022. Non-GAAP net loss per basic and diluted shares of $0.06, compared to $0.14 in the third quarter of 2022.
Key Metrics
•Trailing 12 month net retention rate (LTM NRR)1 decreased to 114% in the third quarter from 116% in the second quarter.
•Total customer count2 was 3,102 in the third quarter, up 30 from the second quarter; 547 were enterprise customers2 in the third quarter, down 4 from the second quarter.
•Average enterprise customer spend3 of $858 thousand in the third quarter, up 5% quarter-over-quarter.
•Remaining performance obligations (RPO)4 was $248 million, up 7% from $231 million in the second quarter of 2023 and up 43% from $173 million in the third quarter of 2022.
•Dollar-Based Net Expansion Rate (DBNER)5 decreased to 120% in the third quarter from 123% in the second quarter.
For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this press release.

Third Quarter Business and Product Highlights
•Expanded domain API capabilities with Domainr acquisition to enhance simplification and security; coupled with the GA of Certainly, Fastly’s TLS Certification Authority, Fastly significantly advanced its edge cloud platform.
•Channel partner deal registration has more than tripled in 2023 year-to-date compared to all of 2022, with almost 90% growth in partner engagement and channel revenue growth of more than 50%.
•Transacted packaging deals with twice as many customers quarter-over-quarter, almost half of those deals since program inception included Compute.
•Hosted Altitude, our user conference in New York, and demoed Simplified Service Creation showcasing the ability to provision a global website in less than 90 seconds; a new level of simplicity for the CDN market.
•Publication of Fastly's first threat intelligence report, the “Network Effect Threat Report,” featuring data and insights from Fastly’s Network Learning Exchange (NLX).
•KV Store which enables more powerful edge applications through high performance reads and writes from both the edge and API across Fastly’s network.
•GraphQL Inspection which expands Fastly’s API protections to the NGWAF product to support GraphQL.
•Established a Fastly-owned certificate authority with the GA of Certainly, providing domain-validated TLS certificates in our managed TLS services and helping enable trusted identification of websites to improve security and reliability.
•Released Go compiler SDK which provides developers with key capabilities for their application development.
•Deployed Fastly Fanout at the edge, enabling developers to build and scale real-time applications that push data instantly to end user app environments.

Fourth Quarter and Full Year 2023 Guidance

	Q4 2023	Full Year 2023
Total Revenue (millions)	$137 - $141	$505 - $509
Non-GAAP Operating Loss (millions)	($10.0) - ($6.0)	($44.0) - ($40.0)
Non-GAAP Net Loss per share (6)(7)	($0.05) - ($0.01)	($0.23) - ($0.19)
A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future and cannot be reasonably determined or predicted at this time, although it is important to note that these factors could be material to Fastly’s future GAAP financial results.

Conference Call Information

Fastly will host an investor conference call to discuss its results at 1:30 p.m. PT / 4:30 p.m. ET on Wednesday, November 1, 2023.

Date: Wednesday, November 1, 2023
Time: 1:30 p.m. PT / 4:30 p.m. ET
Webcast: https://investors.fastly.com
Dial-in: 888-330-2022 (US/CA) or 646-960-0690 (Intl.)
Conf. ID#: 7543239

Please dial in at least 10 minutes prior to the 1:30 p.m. PT start time. A live webcast of the call will be available at https://investors.fastly.com where listeners may log on to the event by selecting the webcast link under the “Quarterly Results” section.

A telephone replay of the conference call will be available at approximately 5:00 p.m. PT, November 1 through November 15, 2023 by dialing 800-770-2030 or 647-362-9199 and entering the passcode 7543239.

About Fastly
Fastly’s powerful and programmable edge cloud platform helps the world’s top brands deliver the fastest online experiences possible, while improving site performance, enhancing security, and empowering innovation at global scale. With world-class support that achieves 95%+ average annual customer satisfaction ratings, Fastly’s beloved suite of edge compute, delivery, and security offerings has been recognized as a leader by industry analysts such as IDC, Forrester and Gartner. Compared to legacy providers, Fastly’s powerful and modern network architecture is one of the fastest on the planet, empowering developers to deliver secure websites and apps at global scale with rapid time-to-market and industry-leading cost savings. Thousands of the world’s most prominent organizations trust Fastly to help them upgrade the internet experience, including Reddit, Pinterest, Stripe, Neiman Marcus, The New York Times, Epic Games, and GitHub. Learn more about Fastly at https://www.fastly.com/ and follow us @fastly.

Forward-Looking Statements

This press release contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us on the date of this press release. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding our future financial and operating performance, including our outlook and guidance, our operating performance, our ability to innovate, our go-to-market efforts, our ability to monetize, and our ability to deliver on our long-term strategy. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Important factors that could cause our actual results to differ materially are detailed from time to time in the reports Fastly files with the Securities and Exchange Commission (“SEC”), including in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023. Copies of reports filed with the SEC are posted on Fastly’s website and are available from Fastly without charge.
Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss and non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, net gain on extinguishment of debt, impairment expense and amortization of debt discount and issuance costs.

Adjusted EBITDA: excludes stock-based compensation expense, depreciation and other amortization expenses, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, interest income, interest expense, including amortization of debt discount and issuance costs, net gain on extinguishment of debt, impairment expense, other income (expense), net, and income taxes.

Acquisition-related Expenses: consists of acquisition-related charges that are not related to ongoing operations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because these charges may not be reflective of our core business, ongoing operating results, or future outlook.

Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Management considers its operating results without this activity when evaluating its ongoing non-GAAP performance and its adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.

Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense.

Capital Expenditures: consists of cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.

Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.

Executive Transition Costs: consists of one-time cash and non-cash charges recognized with respect to changes in our executive’s employment status. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Free Cash Flow: calculated as net cash used in operating activities less purchases of property and equipment, net of proceeds from sale of property and equipment, principal payments of finance lease liabilities, capitalized internal-use software costs and advance payments made related to capital expenditures. Management specifically identifies adjusting items in the reconciliation of GAAP to non-GAAP financial measures. Management considers non-GAAP free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can possibly be used for investing in Fastly's business and strengthening its balance sheet, but it is not intended to represent the residual cash flow available for discretionary expenditures. The presentation of non-GAAP free cash flow is also not meant to be considered in isolation or as an alternative to cash flows from operating activities as a measure of liquidity.
Impairment Expense: consists of impairment charge related to our computer and networking equipment, including software, we expect to not be used. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Interest Income: consists primarily of interest income related to our marketable securities. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Net Gain on Debt Extinguishment: relates to net gain on the partial repurchase of our outstanding convertible debt. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Other Income (Expense), Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Stock-based Compensation Expense: consists of expenses for stock options, restricted stock units, performance awards, restricted stock awards and Employee Stock Purchase Plan ("ESPP") under our equity incentive plans. Although stock-based compensation is an expense for the Company and is viewed as a form of compensation, management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance, primarily because it is a non-cash expense not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.
Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.
In the financial tables below, the Company provides a reconciliation of the most comparable GAAP financial measure to the historical non-GAAP financial measures used in this press release.
Key Metrics
1 We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
2 Under our new methodology, our number of customers are calculated based on the number of separate identifiable operating entities with which we have a billing relationship in good standing, from which we recognized revenue during the current quarter. Under our prior methodology, our number of customers are calculated based on the number of separate identifiable operating entities with which we have a billing relationship in good standing, from which we recognized revenue during the last month of the quarter. Under our new methodology, our enterprise customers are defined as those with annualized current quarter revenue in excess of $100,000. This is calculated by taking the revenue for each customer within the quarter and multiplying it by four. Under our prior methodology, our enterprise customers are defined as those with revenue in excess of $100,000 in the trailing 12-month period. Under our prior methodology, our total customer count was 3,019 in the third quarter, up 54 from the second quarter of 2023; 530 were enterprise customers in the third quarter, up 10 from the second quarter of 2023.
3 Under our new methodology, our average enterprise customer spend is calculated by taking the annualized current quarter revenue contributed by enterprise customers existing as of the current period, and dividing that by the number of enterprise customers as of the current period. Under our prior methodology, our average enterprise customer spend is calculated by taking the sum of the trailing 12-month revenue contributed by enterprise customers existing as of the current period, and dividing that by the number of enterprise customers as of the current period. Under our prior methodology, our average enterprise customer spend was $832 thousand in the second quarter, up 3% quarter-over-quarter.
4 Remaining performance obligations include future committed revenue for periods within current contracts with customers, as well as deferred revenue arising from consideration invoiced for which the related performance obligations have not been satisfied.
5 We calculate Dollar-Based Net Expansion Rate by dividing the revenue for a given period from customers who remained customers as of the last day of the given period (the “current” period) by the revenue from the same customers for the same period measured one year prior (the “base” period). The revenue included in the current period excludes revenue from (i) customers that churned after the end of the base period and (ii) new customers that entered into a customer agreement after the end of the base period.
6 Non-GAAP Net Loss per share is calculated as Non-GAAP Net Loss divided by weighted average basic shares for 2023.
7 Assumes weighted average basic shares outstanding of 132.0 million in Q4 2023 and 128.8 million for the full year 2023.

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts, unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
Revenue	$127,816	$108,504	$368,211	$313,404
Cost of revenue(1)	61,730	55,825	177,657	166,206
Gross profit	66,086	52,679	190,554	147,198
Operating expenses:
Research and development(1)	39,068	38,957	113,920	118,111
Sales and marketing(1)	51,043	47,006	143,111	135,246
General and administrative(1)	30,001	32,481	84,651	91,578
Impairment expense	4,316	—	4,316	—
Total operating expenses	124,428	118,444	345,998	344,935
Loss from operations	(58,342)	(65,765)	(155,444)	(197,737)
Net gain on extinguishment of debt	—	—	36,760	54,391
Interest income	4,908	1,967	13,602	4,150
Interest expense	(862)	(1,381)	(3,307)	(4,533)
Other income (expense)	(16)	1,877	(1,069)	(75)
Loss before income taxes	(54,312)	(63,302)	(109,458)	(143,804)
Income tax expense	(1)	118	244	317
Net loss	$(54,311)	$(63,420)	$(109,702)	$(144,121)
Net income (loss) per share attributable to common stockholders, basic and diluted	$(0.42)	$(0.52)	$(0.86)	$(1.19)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic and diluted	129,873	122,339	127,735	121,094

__________

(1)Includes stock-based compensation expense as follows:

	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
Cost of revenue	$2,860	$2,978	$8,378	$9,112
Research and development	12,122	14,488	35,808	46,966
Sales and marketing	9,061	10,920	25,643	31,198
General and administrative	11,670	10,992	31,027	27,102
Total	$35,713	$39,378	$100,856	$114,378

Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
Gross Profit
GAAP gross profit	$66,086	$52,679	$190,554	$147,198
Stock-based compensation	2,860	2,978	8,378	9,112
Amortization of acquired intangible assets	2,475	2,475	7,425	7,425
Non-GAAP gross profit	$71,421	$58,132	$206,357	$163,735
GAAP gross margin	51.7%	48.6%	51.8%	47.0%
Non-GAAP gross margin	55.9%	53.6%	56.0%	52.2%

Research and development
GAAP research and development	$39,068	$38,957	$113,920	$118,111
Stock-based compensation	(10,426)	(14,488)	(34,112)	(46,966)
Executive transition costs	(2,406)	—	(2,406)	—
Non-GAAP research and development	$26,236	$24,469	$77,402	$71,145

Sales and marketing
GAAP sales and marketing	$51,043	$47,006	$143,111	$135,246
Stock-based compensation	(9,061)	(10,920)	(25,643)	(31,198)
Amortization of acquired intangible assets	(2,576)	(2,897)	(7,726)	(8,316)
Non-GAAP sales and marketing	$39,406	$33,189	$109,742	$95,732

General and administrative
GAAP general and administrative	$30,001	$32,481	$84,651	$91,578
Stock-based compensation	(11,670)	(7,959)	(31,027)	(24,069)
Executive transition costs	—	(4,207)	—	(4,207)
Acquisition-related expenses	—	—	—	(1,970)
Non-GAAP general and administrative	$18,331	$20,315	$53,624	$61,332

Operating loss
GAAP operating loss	$(58,342)	$(65,765)	$(155,444)	$(197,737)
Stock-based compensation	34,017	36,345	99,160	111,345
Executive transition costs	2,406	4,207	2,406	4,207
Amortization of acquired intangible assets	5,051	5,372	15,151	15,741
Impairment expense	4,316	—	4,316	—
Acquisition-related expenses	—	—	—	1,970
Non-GAAP operating loss	$(12,552)	$(19,841)	$(34,411)	$(64,474)

Net loss
GAAP net loss	$(54,311)	$(63,420)	$(109,702)	$(144,121)
Stock-based compensation	34,017	36,345	99,160	111,345
Executive transition costs	2,406	4,207	2,406	4,207
Amortization of acquired intangible assets	5,051	5,372	15,151	15,741
Acquisition-related expenses	—	—	—	1,970
Net gain on extinguishment of debt	—	—	(36,760)	(54,391)
Impairment expense	4,316	—	4,316	—
Amortization of debt discount and issuance costs	502	714	2,021	2,453
Non-GAAP loss	$(8,019)	$(16,782)	$(23,408)	$(62,796)

Non-GAAP net loss per common share—basic and diluted	$(0.06)	$(0.14)	$(0.18)	$(0.52)
Weighted average basic and diluted common shares	129,873	122,339	127,735	121,094

	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
Adjusted EBITDA
GAAP net loss	$(54,311)	$(63,420)	$(109,702)	$(144,121)
Stock-based compensation	34,017	36,345	99,160	111,345
Executive transition costs	2,406	4,207	2,406	4,207
Net gain on extinguishment of debt	—	—	(36,760)	(54,391)
Impairment expense	4,316	—	4,316	—
Acquisition-related expenses	—	—	—	1,970
Depreciation and other amortization	13,202	10,786	38,412	31,621
Amortization of acquired intangible assets	5,051	5,372	15,151	15,741
Amortization of debt discount and issuance costs	502	714	2,021	2,453
Interest income	(4,908)	(1,967)	(13,602)	(4,150)
Interest expense	360	667	1,286	2,080
Other expense (income)	16	(1,877)	1,069	75
Income tax expense (benefit)	(1)	118	244	317
Adjusted EBITDA	$650	$(9,055)	$4,001	$(32,853)

Condensed Consolidated Balance Sheets
(in thousands)

	As of September 30, 2023	As of December 31, 2022
	(unaudited)	(audited)
ASSETS
Current assets:
Cash and cash equivalents	$270,300	$143,391
Marketable securities, current	158,055	374,581
Accounts receivable, net of allowance for credit losses	98,622	89,578
Prepaid expenses and other current assets	24,481	28,933
Total current assets	551,458	636,483
Property and equipment, net	171,914	180,378
Operating lease right-of-use assets, net	52,927	68,440
Goodwill	670,356	670,185
Intangible assets, net	67,375	82,900
Marketable securities, non-current	32,280	165,105
Other assets	94,353	92,622
Total assets	$1,640,663	$1,896,113
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,723	$4,786
Accrued expenses	56,595	61,161
Finance lease liabilities, current	19,250	28,954
Operating lease liabilities, current	21,533	23,026
Other current liabilities	40,234	34,394
Total current liabilities	143,335	152,321
Long-term debt	472,823	704,710
Finance lease liabilities, non-current	3,860	15,507
Operating lease liabilities, non-current	47,775	61,341
Other long-term liabilities	4,298	7,076
Total liabilities	672,091	940,955
Stockholders’ equity:
Common stock	2	2
Additional paid-in capital	1,781,870	1,666,106
Accumulated other comprehensive loss	(1,934)	(9,286)
Accumulated deficit	(811,366)	(701,664)
Total stockholders’ equity	968,572	955,158
Total liabilities and stockholders’ equity	$1,640,663	$1,896,113

Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
Cash flows from operating activities:
Net loss	$(54,311)	$(63,420)	$(109,702)	$(144,121)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation expense	13,055	10,662	38,015	31,248
Amortization of intangible assets	5,175	5,496	15,525	16,114
Non-cash lease expense	5,464	8,133	17,227	19,655
Amortization of debt discount and issuance costs	501	715	2,020	2,454
Amortization of deferred contract costs	4,082	2,031	11,253	6,020
Stock-based compensation	35,713	39,378	100,856	114,378
Provision for credit losses	211	1,253	1,311	1,782
(Gain) loss on disposals of property and equipment	(42)	—	505	854
Amortization and accretion of discounts and premiums on investments	(403)	771	344	2,622
Impairment of operating lease right-of-use assets	401	—	588	—
Impairment expense	4,316	—	4,316	—
Net gain on extinguishment of debt	—	—	(36,760)	(54,391)
Other adjustments	71	(353)	(257)	(292)
Changes in operating assets and liabilities:
Accounts receivable	(20,538)	(5,949)	(10,355)	(10,071)
Prepaid expenses and other current assets	5,019	(975)	4,602	(5,787)
Other assets	(4,286)	(13,505)	(16,269)	(19,904)
Accounts payable	314	(4,301)	1,258	(3,457)
Accrued expenses	340	3,328	(6,253)	4,490
Operating lease liabilities	(4,505)	(7,462)	(16,937)	(18,443)
Other liabilities	1,033	(3,436)	6,452	(655)
Net cash provided by (used in) operating activities	(8,390)	(27,634)	7,739	(57,504)
Cash flows from investing activities:
Purchases of marketable securities	(73,091)	—	(73,091)	(355,479)
Sales of marketable securities	1	—	775	161,853
Maturities of marketable securities	86,030	72,857	428,125	440,737
Business acquisitions, net of cash acquired	—	(1,746)	—	(27,745)
Advance payment for purchase of property and equipment	—	(1,964)	—	(31,274)
Purchases of property and equipment	(325)	(2,631)	(8,283)	(11,446)
Proceeds from sale of property and equipment	13	125	49	366
Capitalized internal-use software	(4,951)	(5,120)	(15,390)	(13,856)
Net cash provided by investing activities	7,677	61,521	332,185	163,156
Cash flows from financing activities:
Cash paid for debt extinguishment	—	—	(196,934)	(177,082)
Repayments of finance lease liabilities	(6,041)	(7,076)	(21,243)	(18,105)
Cash received for restricted stock sold in advance of vesting conditions	—	—	—	10,655
Cash paid for early sale of restricted shares	—	(3,618)	—	(10,655)
Payment of deferred consideration for business acquisitions	—	—	(4,393)	—
Proceeds from exercise of vested stock options	1,137	555	2,008	5,324
Proceeds from employee stock purchase plan	2,222	1,749	7,009	5,726
Net cash used in financing activities	(2,682)	(8,390)	(213,553)	(184,137)
Effects of exchange rate changes on cash, cash equivalents, and restricted cash	(47)	(110)	538	(429)
Net increase in cash, cash equivalents, and restricted cash	(3,442)	25,387	126,909	(78,914)
Cash, cash equivalents, and restricted cash at beginning of period	273,892	62,660	143,541	166,961
Cash, cash equivalents, and restricted cash at end of period	270,450	88,047	270,450	88,047
Reconciliation of cash, cash equivalents, and restricted cash as shown in the statements of cash flows:
Cash and cash equivalents	270,300	87,897	270,300	87,897
Restricted cash, current	150	150	150	150
Total cash, cash equivalents, and restricted cash	$270,450	$88,047	$270,450	$88,047

Free Cash Flow
(in thousands, unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
Cash flow provided by (used in) operations	$(8,390)	$(27,634)	$7,739	$(57,504)
Capital expenditures(1)	(11,304)	(14,702)	(44,867)	(43,041)
Advance payment for purchase of property and equipment(2)	—	(1,964)	—	(31,274)
Free Cash Flow	$(19,694)	$(44,300)	$(37,128)	$(131,819)
__________
(1)Capital expenditures are defined as cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, and capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
(2)As reflected in our statement of cash flows. In the nine months ended September 30, 2023, we received $1.7 million of capital equipment that was prepaid prior to the current quarter.

Contacts:
Investor Contact:
Vernon Essi, Jr.
ir@fastly.com

Media Contact:
Spring Harris
press@fastly.com

Source: Fastly, Inc.